                                                                    EXHIBIT 99.7

              [LETTERHEAD OF WORLDWIDE RESTAURANT CONCEPTS, INC.]

FOR IMMEDIATE RELEASE

March 18, 2003

               WORLDWIDE RESTAURANT CONCEPTS, INC. ANNOUNCES THIRD
                           QUARTER FISCAL 2003 RESULTS

HIGHLIGHTS:

     . Total revenues increased by 9.1 percent to $89.9 million
     . Revenue growth resulted from continued expansion of Pat & Oscar's, same store sales growth of 8.0 percent at KFC and 3.4 percent at Sizzler Australia, and a 10.0 percent increase in the Australian dollar exchange rate
     . Earnings per share increased by 200 percent to $0.03 per diluted share on revenue growth and favorable exchange rates

SHERMAN OAKS, Calif.--March 18, 2003--Worldwide Restaurant Concepts, Inc. (NYSE:
SZ) today reported financial results for the third quarter of fiscal 2003, ended February 2, 2003.

For the third quarter, the Company reported revenues of $89.9 million, an increase of 9.1 percent over the $82.4 million in the comparable period in fiscal 2002. Net income for the quarter was $0.8 million, or $0.03 per diluted share, compared to net income of $0.4 million, or $0.01 per diluted share in the same period a year ago. The Company's increase in net income is primarily attributable to continued same store sales growth from KFC and Sizzler operations in Australia and strengthening of the Australian dollar exchange rate. These factors were partially offset by higher workers compensation costs, increased marketing spending and pre-opening costs at Pat & Oscar's for four new units, two of which opened during the quarter, and asset write-downs of $0.3 million at Sizzler USA.

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   FRB|Weber Shandwick serves as financial relations counsel to this company, is acting on the company's behalf in issuing this bulletin and receiving compensation therefor. The information contained herein is furnished for information purposes only and is not to be construed
                     as an offer to buy or sell securities.

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Worldwide Restaurant Concepts, Inc.
Page 2 of 7

Total revenues for the forty weeks ended February 2, 2003 were $222.0 million, an increase of $18.4 million, or 9.0 percent, over the comparable period last year. Year-to-date net income increased by $3.1 million, to $5.5 million, or $0.20 per diluted share, compared to $0.09 in the prior year.

Continued Revenue Growth

For the third quarter, the Company reported a revenue increase of $7.5 million, or 9.1 percent. On a weighted average basis, same store sales for all Company-owned units, including both domestic and international units, increased by 1.5 percent for the quarter. The Company's international operations contributed to this result by posting same store sales growth of 8.0 percent at KFC and 3.4 percent for Sizzler Australia. The 10.0 percent increase in the Australian dollar exchange rate contributed $4.2 million to reported revenue and $0.2 million to net income in the third quarter. The Company also recorded a $0.7 million foreign exchange gain during the quarter in connection with its decision to call a note from its Australian subsidiary.

At Pat & Oscar's, revenue for the quarter increased by $1.7 million compared to the prior year. During the quarter, two new locations opened, including the first location in Los Angeles County, a key market for the brand's near-term expansion. "Pat & Oscar's is a new name in the Los Angeles market, and we're pleased to be seeing week-on-week sales growth as people learn about the brand. We've opened two additional locations in the Los Angeles area since the end of the quarter, and with two more restaurants scheduled to open in the next several weeks, we'll meet our goal of 30 to 40 percent annual unit growth for fiscal 2003," said Charles Boppell, President and CEO of Worldwide Restaurant Concepts. Pat & Oscar's expects to continue to expand at this rate in fiscal 2004. Revenue from new units was partially offset by a decline of 4.5 percent in same store sales, attributable in part to the tough domestic economic environment and the deployment of troops from San Diego County.

The domestic economic environment and uncertainty over war contributed to Sizzler USA's 3.5 percent decline in same store sales for the quarter. Sizzler USA continues to execute its strategy of offering quality food at value pricing and has completed 18 of the 20 exterior remodels scheduled for this fiscal year. "We're pleased with the results we've seen from these relatively inexpensive exterior remodels and anticipate continuing the program in fiscal 2004," said Mr. Boppell. The average cost per exterior remodel is less than $50,000.

Investor Conference Call

Worldwide Restaurant Concepts will be holding an investor conference call today at 11:00 a.m. EST to discuss the Company's financial and operational results. Investors will have the opportunity to listen to the conference call over the Internet at www.wrconcepts.com or www.companyboardroom.com. To listen to the
            ------------------    ------------------------
live call, please go to either web site at least fifteen minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay, also at www.wrconcepts.com and www.companyboardroom.com, will be available shortly after the call.
------------------------

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Worldwide Restaurant Concepts, Inc.
Page 3 of 7

About Worldwide Restaurant Concepts

Worldwide Restaurant Concepts, Inc., formerly known as Sizzler International, Inc., operates, franchises or joint ventures 319 Sizzler(R) restaurants worldwide, 111 KFC(R) restaurants primarily located in Queensland, Australia, and 19 Pat & Oscar's/SM/ restaurants.

Certain statements contained in this document may contain forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. These statements may include but are not limited to statements regarding: (i) continuing growth in revenues and earnings;
(ii) completion of two to three additional exterior remodels at Sizzler USA by the end of fiscal 2003 and continuation of the program into fiscal 2004; and
(iii) the opening of two additional Pat & Oscar's restaurants in fiscal 2003 and 30 to 40 percent unit growth in fiscal 2004.

Worldwide Restaurant Concepts cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected in the forward looking statements contained herein. Such factors include, but are not limited to: (a) the Company's ability to implement its strategic plan and manage its costs and expenses; (b) the ability to design marketing and product initiatives resulting in same store sales growth; (c) the availability of capital to upgrade the facilities at its domestic Sizzler(R) locations and build new Pat & Oscar's restaurants; (d) Pat & Oscar's ability to acquire a sufficient number of suitable sites to open seven to nine new restaurants by year end fiscal 2004; (e) economic conditions, both generally and as they affect the restaurant industry in particular; and (f) other risks as detailed from time to time in the Company's SEC reports, including Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Annual Reports on Form 10-K.

In the following financial tables, certain reclassifications have been made to the prior year amounts to conform to current year presentation.

                               [tables to follow ]

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Worldwide Restaurant Concepts, Inc.
Page 4 of 7

              WORLDWIDE RESTAURANT CONCEPTS, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
            FOR THE SIXTEEN WEEKS ENDED FEB. 2, 2003 AND FEB. 3, 2002
                                   (Unaudited)
                     (In thousands, except per share data)


                                                                February 2,    February 3,
                                                                   2003           2002
------------------------------------------------------------   ------------   ------------
Revenues
 Restaurant sales                                              $     87,526   $     79,907
 Franchise revenues                                                   2,382          2,486
------------------------------------------------------------   ------------   ------------
 Total revenues                                                      89,908         82,393
------------------------------------------------------------   ------------   ------------
Costs and Expenses

 Cost of sales                                                       29,804         27,429
 Labor and related expenses                                          24,487         22,706
 Other operating expenses (asset write downs of $255                 21,954         19,966
   in 2003 and $0 in 2002)
 Depreciation and amortization                                        3,180          2,910
 General and administrative expenses                                  7,406          7,498
------------------------------------------------------------   ------------   ------------
 Total operating costs                                               86,831         80,509
------------------------------------------------------------   ------------   ------------
 Operating income                                                     3,077          1,884
------------------------------------------------------------   ------------   ------------
 Interest expense                                                       963          1,128
 Investment income                                                      143            227
------------------------------------------------------------   ------------   ------------
Income before provision for income taxes                              2,257            983
------------------------------------------------------------   ------------   ------------
Provision for income taxes                                            1,421            610
------------------------------------------------------------   ------------   ------------
Net income                                                     $        836   $        373
============================================================   ============   ============

Basic and diluted earnings per share                           $       0.03   $       0.01
============================================================   ============   ============

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Worldwide Restaurant Concepts, Inc.
Page 5 of 7

              WORLDWIDE RESTAURANT CONCEPTS, INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
             FOR THE FORTY WEEKS ENDED FEB. 2, 2003 AND FEB. 3, 2002
                                   (Unaudited)
                     (In thousands, except per share data)


                                                                February 2,    February 3,
                                                                   2003           2002
------------------------------------------------------------   ------------   ------------
Revenues
 Restaurant sales                                              $    215,703   $    197,205
 Franchise revenues                                                   6,331          6,403
------------------------------------------------------------   ------------   ------------
 Total revenues                                                     222,034        203,608
------------------------------------------------------------   ------------   ------------
Costs and Expenses

 Cost of sales                                                       73,152         67,271
 Labor and related expenses                                          60,244         56,292
 Other operating expenses (asset write downs of $355                 53,219         48,945
     in 2003 and $0 in 2002)
 Depreciation and amortization                                        7,509          7,268
 General and administrative expenses                                 18,240         18,275
------------------------------------------------------------   ------------   ------------
 Total operating costs                                              212,364        198,051
------------------------------------------------------------   ------------   ------------
 Operating income                                                     9,670          5,557
------------------------------------------------------------   ------------   ------------
 Interest expense                                                     2,584          2,799
 Investment income                                                      612            639
 Other income                                                             -            412
------------------------------------------------------------   ------------   ------------
Income before provision for income taxes                              7,698          3,809
------------------------------------------------------------   ------------   ------------
Provision for income taxes                                            2,181          1,417
------------------------------------------------------------   ------------   ------------
Net income                                                     $      5,517   $      2,392
============================================================   ============   ============

Basic and diluted earnings per share                           $       0.20   $       0.09
============================================================   ============   ============

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Worldwide Restaurant Concepts, Inc.
Page 6 of 7

              WORLDWIDE RESTAURANT CONCEPTS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
                                 (in thousands)

                                                                February 2,     April 30,
                           ASSETS                                  2003           2002
------------------------------------------------------------   ------------   ------------
Current Assets:
 Cash and cash equivalents                                     $     19,942   $     25,943
 Restricted cash                                                      2,969          2,096
 Receivables, net of an allowance of $793 at
  February 2, 2003 and $814 at April 30, 2002                         2,433          2,101
 Inventories                                                          4,445          4,367
 Deferred income tax asset                                            2,653          2,191
 Prepaid expenses and other current assets                            2,450          1,686
------------------------------------------------------------   ------------   ------------
  Total current assets                                               34,892         38,384
------------------------------------------------------------   ------------   ------------
Property and equipment, net                                          65,789         61,334
Property held for sale, net                                           2,357          2,632
Long-term notes receivable (including $200 of related party
receivables at February 2, 2003 and April 30, 2002), net of
an allowance of $3 at February 2, 2003 and April 30, 2002               846            974
Deferred income tax asset                                             7,234          7,198
Goodwill, net                                                        23,636         20,940
Intangible assets, net of accumulated amortization of
 $741 at February 2, 2003 and $602 at April 30, 2002                  2,149          2,031
Other assets                                                          1,162          1,866
------------------------------------------------------------   ------------   ------------
  Total assets                                                 $    138,065   $    135,359
============================================================   ============   ============

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Worldwide Restaurant Concepts, Inc.
Page 7 of 7

              WORLDWIDE RESTAURANT CONCEPTS, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
                       (in thousands, except share data)


                                                                February 2,     April 30,
            LIABILITIES AND STOCKHOLDERS' EQUITY                   2003           2002
------------------------------------------------------------   ------------   ------------
Current Liabilities:
 Current portion of long-term debt                             $      6,415   $      5,971
 Accounts payable                                                     8,791         11,304
 Other current liabilities                                           20,754         16,383
 Income taxes payable                                                 1,892          2,669
------------------------------------------------------------   ------------   ------------
   Total current liabilities                                         37,852         36,327

------------------------------------------------------------   ------------   ------------
 Long-term debt, net of current portion                              18,757         23,369
 Deferred gains and revenues                                          9,416          8,737
 Pension liability                                                   11,346         11,725
------------------------------------------------------------   ------------   ------------
   Total liabilities                                                 77,371         80,158

------------------------------------------------------------   ------------   ------------
Stockholders' Equity:
 Capital stock -
  Preferred, authorized 1,000,000 shares, $5 par value;
   no shares issued                                                       -              -
  Common, authorized 50,000,000 shares, $0.01 par value;
   issued and outstanding 29,232,469 and 27,232,469 shares
   and 29,205,491 and 27,205,491 shares at February 2, 2003
   and April 30, 2002, respectively                                     292            292
 Additional paid-in capital                                         279,986        279,904
 Accumulated deficit                                               (207,049)      (212,566)
 Treasury stock, 2,000,000 shares at February 2, 2003
  and 2,000,000 shares at April 30, 2002, at cost                    (4,135)        (4,135)
 Accumulated other comprehensive loss                                (8,400)        (8,294)
------------------------------------------------------------   ------------   ------------
   Total stockholders' equity                                        60,694         55,201

------------------------------------------------------------   ------------   ------------
   Total liabilities and stockholders' equity                  $    138,065   $    135,359
============================================================   ============   ============

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